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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                           DATE OF REPORT MAY 19, 1999
                        (Date of earliest event reported)


                                    CNB, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                 (State or other jurisdiction of incorporation)


                0-25988                                    59-2958616
        (Commission File Number)               (IRS Employer Identification No.)


  201 NORTH MARION STREET, LAKE CITY, FLORIDA                 32055
    (Address principal executive offices)                   (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (904) 755-3240





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ITEM 5.  OTHER EVENTS.

         On May 19, 1999, CNB, Inc. (the "Company") announced that its shareholders had approved a proposal to change the name of the Company to CNB Florida Bancshares, Inc. The name change is expected to be effective this summer upon the completion of all required legal and regulatory filings. A copy of the Company's press release dated May 19, 1999 is attached hereto and incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following Exhibit is filed with this Current Report on Form
8-K.

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

            Exhibit No.              Description
            -----------              -----------
            99.1                     Press Release dated as of May 19, 1999

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CNB, INC.
                                           ------------------------------------
                                           (REGISTRANT)


Date: May 28, 1999                        By: /s/ G. Thomas Frankland
                                              ---------------------------------
                                                         (Signature)

                                           G. Thomas Frankland
                                           Executive Vice President and Chief
                                             Financial Officer
                                             (Principal Financial Officer)



                                      - 2 -


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                                  EXHIBIT INDEX

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

         Exhibit No.                  Description
         -----------                  -----------
         99.1                         Press Release dated as of May 19, 1999

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